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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into Webhire, Inc.'s previously filed Registration Statements on Form S-8, File Nos. 333-10609, 333-47233 and 333-82565.

Arthur Andersen LLP
Boston, Massachusetts
January 10, 2002